UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2007
COMMERCE ENERGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32239	20-0501090
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

600 Anton Blvd., Suite 2000	92626
Costa Mesa, California	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (714) 259-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 1.01. Entry into a Material Definitive Agreement.
On June 11, 2007, Commerce Energy Group, Inc., a Delaware corporation (the “Company”), Commerce Energy, Inc., a California corporation and wholly-owned subsidiary of the Company (together with the Company, “Commerce”), Peter Weigand, an individual, and American Communications Network, Inc., a Michigan corporation (“ACN”), entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”). Pursuant to the Settlement Agreement, Commerce and ACN mutually released all claims against one another, and Commerce made a cash payment of $3.9 million to ACN. In addition, Commerce and ACN have filed with the American Arbitration Association a Stipulation to Dismiss All Claims with Prejudice relating to the pending arbitration proceeding between Commerce and ACN, Case No. 13 198 Y 00688 06. Pursuant to the Settlement Agreement, Commerce has no future financial or other obligations to ACN, other than customary covenants set forth in the Settlement Agreement.
The foregoing summary of the Settlement Agreement is not complete and is qualified in its entirety by reference to the actual Settlement Agreement, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 2.02. Results of Operations and Financial Condition.
The information being furnished in this Item 2.02 and in Exhibit 99.2 and Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
On June 12, 2007, the Company issued a press release announcing its operating results for the third quarter ended April 30, 2007 and also released a text copy of its related Webcast presentation, which discusses operating results for the same period.
Copies of the press release and the Webcast presentation are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Settlement Agreement and Mutual Release dated June 11, 2007 among Commerce Energy Group, Inc., Commerce Energy, Inc., Peter Weigand and American Communications Network, Inc.

99.2	Press Release dated June 12, 2007.

99.3	Third Quarter of Fiscal 2007 Earnings Conference Webcast Presentation dated June 12, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation
Date: June 12, 2007	By:	/s/ STEVEN S. BOSS
Steven S. Boss
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Settlement Agreement and Mutual Release dated June 11, 2007 among Commerce Energy Group, Inc., Commerce Energy, Inc., Peter Weigand and American Communications Network, Inc.

99.2	Press Release dated June 12, 2007.

99.3	Third Quarter of Fiscal 2007 Earnings Conference Webcast Presentation dated June 12, 2007.